UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2009

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Money4Gold Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-50494	98-0412432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 600, Boca Raton, Florida 33432

(Address of principal executive offices) (Zip Code)

(561) 544-2447

Registrant’s telephone number, including area code

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On April 7, 2009, Money4Gold W.Y., Inc. (the “Company”), a wholly-owned subsidiary of Money4Gold Holdings, Inc., entered into a services agreement (the “Agreement”) with MGE Enterprises Corporation (“MGE”).  Under the Agreement, the Company will provide MGE with appraising, refining and other services for a period of two years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MONEY4GOLD HOLDINGS, INC.

Date: April 13, 2009	By:	/s/ DANIEL BRAUSER
	Name:	Daniel Brauser
	Title:	Chief Financial Officer

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